UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

ACCELRYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9685 Scranton Road
San Diego, California  92121

 (Address of principal executive offices, including zip code)

(858) 799-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)   John J. Hanlon, Chief Financial Officer and Executive Vice President of Accelrys, has informed Accelrys of his intention to resign effective as of December 31, 2004 and to return to the San Francisco Bay Area to be closer to his family.  Also effective December 31, 2004, Accelrys will appoint James Mihlik, its current Worldwide Controller, as acting principal accounting officer while Accelrys conducts a search for Mr. Hanlon’s successor as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       ACCELRYS, INC.

	By:	/s/ Mark J. Emkjer
Mark J. Emkjer
President and Chief Executive Officer

Date: October 21, 2004